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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): May 14, 2001

                              AGL RESOURCES INC.
              (Exact Name of Registrant as Specified in Charter)



Georgia                              1-14174                       58-2210952
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
of Incorporation)                                           Identification No.)



     817 West Peachtree Street, NW, 10/th/ Floor, Atlanta, Georgia  30308
         (Address of Principal Executive Offices)          (Zip Code)



                                (404) 584-9470
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.     Other Events

       On May 4, 2001 AGL Resources Inc., AGL Capital Corporation and AGL Capital Trust II (the "Trust") filed a Registration Statement on Form S-3 (File No. 333-60248) (the "Registration Statement"), in connection with the Trust's proposed offering of up to 6,000,000 Trust Preferred Securities (Liquidation Amount $25 per Trust Preferred Security). The Registration Statement was declared effective on May 14, 2001. Pursuant to the terms of an Underwriting Agreement dated May 14, 2001 by and among AGL Resources Inc., AGL Capital Corporation, the Trust and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as Representatives of the several Underwriters named therein (the "Agreement"), the Trust subsequently agreed to sell to the Underwriters named in Schedule A to the Agreement 6,000,000 of the Trust Preferred Securities. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

 (c)   Exhibits

       1.1  Underwriting Agreement, dated May 14, 2001
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 AGL RESOURCES INC.
                                  (Registrant)



                                  /s/ Richard T. O'Brien
                                  ---------------------------------
                                  Richard T. O'Brien
                                  Senior Vice President and
                                  Chief Financial Officer


Date: May 22, 2001

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EXHIBIT INDEX

Exhibit
Number       Description
------       -----------

1.1          Underwriting Agreement, dated May 14, 2001